MASTER SERVICER'S CERTIFICATE
(Delivered pursuant to Section 4.9
of the Master Sale and Servicing Agreement)

HOUSEHOLD FINANCE CORPORATION,
Master Servicer
HOUSEHOLD AUTO RECEIVABLES CORPORATION

HOUSEHOLD AUTOMOTIVE TRUST Series 2001-2
Class A Notes

1. This Certificate relates to the Distribution Date occurring on	October 17, 2001

2. Series 2001-2 Information

(a) The amount of Collected Funds with respect to the Collection Period was equal to	$31,039,760.29

(b) The amount of Available Funds with respect to the Collection Period was equal to	$31,068,192.86

(c) The Liquidated Receivables for the Collection Period was equal to	$131,252.62

(d) Net Liquidation Proceeds for the Collection Period was equal to	$40,087.13
(i) The annualized net default rate	0.113569%

(e) The principal balance of Series 2001-2 Receivables at the beginning
of the Collection Period was equal to	$972,047,357.52

(f) The principal balance of Series 2001-2 Receivables on the last day
of the Collection Period was equal to	$954,503,522.99

(g) The aggregate outstanding balance of the Series 2001-2 Receivables which were one payment delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$38,770,000.00

(h) The aggregate outstanding balance of the Series 2001-2 Receivables which were two payments delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$10,300,000.00

(i) The aggregate outstanding balance of the Series 2001-2 Receivables which were three or more payments delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$4,072,000.00

(j) The Servicing Fee paid on the Distribution Date was equal to	$2,597,948.49

(k) The Principal Distributable Amount for the Distribution Date was equal to	$26,523,931.97

(l) The Principal Amount Available for the Distribution Date was equal to	$28,535,809.02

(m) The Aggregate Note Principal Balance was equal to	$658,882,515.95

(n) The Aggregate Optimal Note Principal Balance was equal to	$632,358,583.98

(o) The Targeted Credit Enhancement Amount was equal to	$350,780,044.70

(p) The Targeted Credit Enhancement Amount as a percentage of the Pool
Balance on the Distribution Date was equal to	36.750000%

(q) The Targeted Reserve Account Balance was equal to	$28,635,105.69

(r) The Reserve Account Deposit Amount for the Distribution Date	$0.00

(s) The Maximum Reserve Account Deposit Amount for the Distribution Date	$10,863,367.52

(t) The Reserve Account Shortfall for the Distribution Date	$0.00

(u) The amount on deposit in the Reserve Account after distributions was equal to	$28,635,105.69

(v) The amount on deposit in the Reserve Account as a percentage of the Pool
Balance on the Distribution Date was equal to	3.000000%

(w) The Targeted Overcollateralization Amount was equal to	$322,144,939.01

(x) The ending overcollateralization was equal to	$322,144,939.01

(y) The ending overcollateralization as a percentage of the Pool Balance on the
Distribution Date was equal to	33.750000%

(z) The Weighted Average Coupon (WAC) was equal to	17.838158%

(aa) The Weighted Average Remaining Maturity (WAM) was equal to	57

3. Noteholder Information
(a) Class A-1
A. Information Regarding Distributions
1. Total Distribution per $1,000	$180.27
2. Principal Distribution per $1,000	$178.01
3. Interest Distribution per $1,000	$2.26

B. Calculation of Class A-1 Interest Due
1. Class A-1 related Note Rate	3.740000%
2. Class A-1 principal balance - beginning of period	$107,882,515.95
3. Accrual convention	Actual/360
4. Days in Interest Period	30
5. Class A-1 interest due	$336,233.84
6. Class A-1 interest paid	$336,233.84
7. Class A Interest Carryover Shortfall with respect to Class A-1	$0.00
8. Class A-1 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-1 principal balance
1. Class A-1 principal balance - beginning of period	$107,882,515.95
2. Class A-1 principal - amount due	$26,523,931.97
3. Class A-1 principal - amount paid	$26,523,931.97
4. Class A-1 principal balance - end of period	$81,358,583.98
5. Class A Principal Carryover Shortfall with respect to Class A-1	$0.00
6. Class A-1 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-1 Notes as a percentage of the total Notes outstanding on the Distribution Date	12.865894%
8. Class A-1 Notes as a percentage of the Pool Balance on the Distribution Date	8.523655%

(b) Class A-2
A. Information Regarding Distributions
1. Total Distribution per $1,000	$3.43
2. Principal Distribution per $1,000	$0.00
3. Interest Distribution per $1,000	$3.43

B. Calculation of Class A-2 Interest Due
1. Class A-2 related Note Rate	4.120000%
2. Class A-2 principal balance - beginning of period	$173,000,000.00
3. Accrual convention	30/360
4. Days in Interest Period	30.00
5. Class A-2 interest due	$593,966.67
6. Class A-2 interest paid	$593,966.67
7. Class A Interest Carryover Shortfall with respect to Class A-2	$0.00
8. Class A-2 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-2 principal balance
1. Class A-2 principal balance - beginning of period	$173,000,000.00
2. Class A-2 principal - amount due	$0.00
3. Class A-2 principal - amount paid	$0.00
4. Class A-2 principal balance - end of period	$173,000,000.00
5. Class A Principal Carryover Shortfall with respect to Class A-2	$0.00
6. Class A-2 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-2 Notes as a percentage of the total Notes outstanding on the Distribution Date	27.357895%
8. Class A-2 Notes as a percentage of the Pool Balance on the Distribution Date	18.124606%
9. Class A-1 and A-2 Notes as a percentage of the Pool Balance on the Distribution Date	26.648260%

(c) Class A-3
A. Information Regarding Distributions
1. Total Distribution per $1,000	$4.03
2. Principal Distribution per $1,000	$0.00
3. Interest Distribution per $1,000	$4.03

B. Calculation of Class A-3 Interest Due
1. Class A-3 related Note Rate	4.830000%
2. Class A-3 principal balance - beginning of period	$205,000,000.00
3. Accrual convention	30/360
4. Class A-3 interest due	$825,125.00
5. Class A-3 interest paid	$825,125.00
6. Class A Interest Carryover Shortfall with respect to Class A-3	$0.00
7. Class A-3 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-3 principal balance
1. Class A-3 principal balance - beginning of period	$205,000,000.00
2. Class A-3 principal - amount due	$0.00
3. Class A-3 principal - amount paid	$0.00
4. Class A-3 principal balance - end of period	$205,000,000.00
5. Class A Principal Carryover Shortfall with respect to Class A-3	$0.00
6. Class A-3 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-3 Notes as a percentage of the total Notes outstanding on the Distribution Date	32.418315%
8. Class A-3 Notes as a percentage of the Pool Balance on the Distribution Date	21.477134%
9. Class A-1, A-2 and A-3 Notes as a percentage of the Pool Balance on the Distribution Date	48.125394%

(d) Class A-4
A. Information Regarding Distributions
1. Total Distribution per $1,000	$4.49
2. Principal Distribution per $1,000	$0.00
3. Interest Distribution per $1,000	$4.49

B. Calculation of Class A-4 Interest Due
1. Class A-4 related Note Rate	5.390000%
2. Class A-4 principal balance - beginning of period	$173,000,000.00
3. Accrual convention	30/360
4. Class A-4 interest due	$777,058.33
5. Class A-4 interest paid	$777,058.33
6. Class A Interest Carryover Shortfall with respect to Class A-4	$0.00
7. Class A-4 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-4 principal balance
1. Class A-4 principal balance - beginning of period	$173,000,000.00
2. Class A-4 principal - amount due	$0.00
3. Class A-4 principal - amount paid	$0.00
4. Class A-4 principal balance - end of period	$173,000,000.00
5. Class A Principal Carryover Shortfall with respect to Class A-4	$0.00
6. Class A-4 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-4. Notes as a percentage of the total Notes outstanding on the Distribution Date	27.357895%
8. Class A-4 Notes as a percentage of the Pool Balance on the Distribution Date	18.124606%
9. Class A-1, A-2, A-3 and A-4 Notes as a percentage of the Pool Balance on the Distribution Date	66.250000%